UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 15, 2012

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (972) 869-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2012 the Compensation and Corporate Governance Committee (the “Committee”) and the Board of Directors (the “Board”) of Thomas Group, Inc. (the “Company”) each, acting by Unanimous Written Consent, approved changes in compensation for Michael (“Mike”) N. Romeri, 57, the Company’s President and Chief Executive Officer and in the role and compensation of Michael E. McGrath, the Company’s former Executive Chairman.  These changes were retroactive to January 1, 2012 per mutual agreement between the Company and these executives.

Change in Compensation for Michael N. Romeri, President and Chief Executive Officer

On August 24, 2011, the Board named Mr. Romeri, 57, as President and Chief Executive Officer of the Company.

Pursuant to the Company’s original agreement with Mr. Romeri for 2012, Romeri was to receive annual cash compensation of $300,000 plus shares constituting 1.5% of the common stock of the Company outstanding as of December 31, 2011.  Additionally, upon approval of the Compensation and Corporate Governance Committee in early 2012 and on terms and conditions to have been mutually agreed upon at that time, he would have been eligible for an incentive performance bonus for 2012 up to 4.5% of the common stock of the Company outstanding as of December 31, 2011.

Mr. Romeri has developed and will recommend to the Committee and to the Board at their meetings on February 28 and 29, 2012 approval of a newly highly incentive based compensation structure (the “Plan”) for most senior executives of the Company including himself.

Pending approval of the Plan by the Committee and the Board, Mr. Romeri will receive a base salary of $48,000 per year plus up to 12.5% of revenue recognized from contracts which he sells or directly participates in the sale in accordance with the terms of the proposed Plan.  Mr. Romeri has agreed to voluntarily implement this change retroactive to January 1, 2012 in order to reduce the cash outflows of the Company prior to the meetings of the Committee and the Board.  Under this arrangement, Mr. Romeri is expected to receive only his base compensation of $8,000 total for his services for January and February, 2012.

The proposed Plan also includes a proposal for additional performance based compensation dependent on the Company achieving improved results for 2012. If the Plan is approved by the Committee and the Board, Mr. Romeri is expected to participate in the Plan retroactive to January 1, 2012, but such approval is not expected to change his base compensation for January and February 2012.

Change in Compensation and Role for Michael E. McGrath, former Executive Chairman

In connection with the appointment of Romeri as President and Chief Executive Officer, Mr. McGrath, at the time the Company’s Executive Chairman, President and Chief Executive Officer, resigned his positions as President and Chief Executive Officer.  He remained as Executive Chairman.

In order to further reduce the cash outflows of the Company, Mr. McGrath volunteered to forego his salary compensation from the Company and to relinquish his role of Executive Chairman, also retroactive to January 1, 2012. He is now the Chairman of the Board, but no longer an employee of the Company.  In this new role, he will continue to be reimbursed for reasonable travel expenses on Company business, including travel to and from Dallas, Texas, in accordance with applicable Company policies.

Item 8.01. Other Events.

The Company is in the process of “going dark” as previously disclosed.  On January 3, 2012 it filed Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934.  Under the SEC rules, the Company will be required to file its Annual Report on Form 10-K for the year ended December 31, 2011, which it expects to do by approximately March 15, 2012. Assuming the Company completes this filing as planned, its reporting obligations to the SEC will cease on or about April 3, 2012.

The Company continues to struggle financially while it continues to seek new clients.  While it has continued to reduce costs, including compensation to employees as outlined above, it continues to lose money.  Absent significant new business in the near term or other improvements in its financial position, the Company now expects to receive a “going-concern” opinion from the Company’s independent registered public accounting firm for the year ended December 31, 2011.

The Board is expected to consider a wide range of alternatives to address this current situation at its meeting on February 28-29, 2012. As previously disclosed, these may include seeking other sources of liquidity in the near term or seeking or implementing alternative strategies, which may include selling or liquidating assets, or ceasing operations or, if appropriate, filing for bankruptcy. If additional sources of liquidity are available, the Company may also consider “going private” through a reverse stock split and repurchase of resulting fractional shares. No decision is expected to be made until this February meeting of the Board.

Safe Harbor Statement under the Private Securities Litigation Reform Act:

Any statements in this report that are not strictly historical statements, including statements about the Company’s beliefs and expectations, are “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including, but not limited to the presentation of the proposed Executive Compensation Plan referred to herein and the other matters to be considered by the Board at its upcoming meeting, as well as other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. These forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggests,”  “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “could,” “should,” “may,” “would,” “continue, “ “forecast,” and other similar expressions. These forward-looking statements speak only as of the date of this report. Except as required by law, the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS GROUP, INC.

Date: February 21, 2012	By:	/s/ Frank W. Tilley
Frank W. Tilley
Chief Financial Officer